UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 550 San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

(408) 944-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	QMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                         Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter submitted to a vote at the Annual Meeting of the Shareholders of Quantum Corporation (the “Company”) held on September 12, 2023, as well as the number of votes with respect to each matter. For more information about these proposals, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2023 and supplement to proxy statement filed with the SEC on August 21, 2023.

Proposal 1. The following directors were elected to serve until the 2024 annual meeting or until their successors are elected and duly qualified:

	For	Against	Abstain	Broker Non-Votes
James J. Lerner	56,386,409	3,612,462	35,694	6,416,304
Marc E. Rothman	56,155,005	3,190,462	689,098	6,416,304
Yue Zhou (“Emily”) White	57,265,135	2,079,372	690,058	6,416,304
Christopher D. Neumeyer	56,718,787	2,466,843	848,935	6,416,304
Donald J. Jaworski	57,297,829	1,855,479	881,257	6,416,304
Hugues Meyrath	57,264,098	1,828,601	941,866	6,416,304

Proposal 2. The adoption of the 2023 Long-Term Incentive Plan has been approved.

For	Against	Abstain	Broker Non-Votes
55,988,190	3,393,065	653,310	6,416,304

Proposal 3. The amendment and restatement of the Employee Stock Purchase Plan has been approved.

For	Against	Abstain	Broker Non-Votes
55,263,373	4,114,145	657,047	6,416,304

Proposal 4. The compensation of the Company’s named executive officers has been approved on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
55,246,802	3,804,573	983,190	6,416,304

Proposal 5. The frequency of advisory votes to approve the compensation of the Company’s named executive officers has been determined as “One Year” on a non-binding advisory basis.

One Year	Two Years	Three Years
57,319,341	163,250	1,067,247

In accordance with the results of the advisory vote, the Board of Directors of the Company has decided to hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year, until the next non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. An advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Proposal 6. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 has been ratified.

For	Against	Abstain
65,135,154	192,382	1,123,333

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Corporation
(Registrant)

September 14, 2023	/s/ Brian E. Cabrera
(Date)	Brian E. Cabrera
Senior Vice President, Chief Administrative Officer, and Corporate Secretary